MML SERIES INVESTMENT FUND II

Supplement dated June 6, 2014 to the

Statement of Additional Information dated May 1, 2014

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

Effective immediately, the following information replaces similar information found on page B-45 in the section titled Management of MML II Trust:

Nabil N. El-Hage	Trustee of MML II Trust
100 Bright Meadow Blvd.
Enfield, CT 06082
Age: 55
Trustee since 2005; Chairman (2006-2012)
Trustee of 91 portfolios in fund complex

Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School; Director (since 2011), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company).

Effective immediately, the following information replaces similar information found on page B-49 in the section titled Management of MML II Trust:

Each Trustee of MML II Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of MML II Trust that an exception to the retirement policy of MML II Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attains the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8063-14-01